ProPetro Appoints Caleb Weatherl as Chief Financial Officer MIDLAND, Texas, July 14, 2025, (Business Wire) – ProPetro Holding Corp. (“ProPetro” or the “Company”) (NYSE: PUMP) today announced the appointment of Caleb Weatherl as Chief Financial Officer, effective immediately. Mr. Weatherl joins ProPetro with a wealth of experience in the energy and financial sectors. Most recently, he served as Chief Executive Officer and Board Member at Garrison Energy, where he was responsible for securing a significant equity commitment to pursue upstream oil and gas opportunities. Prior to co-founding Garrison Energy, Mr. Weatherl held senior positions including President and Chief Financial Officer at Stronghold Energy II, where he drove operational growth and managed challenges during the COVID-19 pandemic before Stronghold Energy II's successful sale in 2022. He first served in the role of Chief Financial Officer at Desert Royalty Company, where he led departmental transformations. Prior to his roles as Chief Financial Officer, he co-founded Stronghold Energy Partners, where he played a key role in strategic acquisitions. Earlier in his career, he gained valuable experience at Weatherl Energy Investments, Bain Capital, and McKinsey & Company, where he developed a strong foundation in financial and energy markets. Mr. Weatherl holds an A.B. in Economics, cum laude, from Harvard College and an M.B.A. from Harvard Business School where he was a Baker Scholar. "We are thrilled to welcome Caleb to the ProPetro team," said Sam Sledge, Chief Executive Officer of ProPetro. "Caleb's extensive background in the energy sector and his proven ability to drive financial performance and execute a strategy make him an excellent addition to our Company. His deep understanding of our industry aligns perfectly with our culture and long-term vision. We’re confident he’ll make an impact as we continue strengthening our operational and financial foundation, all with a sharp focus on driving long-term shareholder value.” Mr. Weatherl commented, “Having grown up and built my career in Midland, I’ve long admired ProPetro’s reputation for excellence and its deep roots in the community. It’s an honor to join such a respected, first-class organization. I look forward to hitting the ground running and working closely with Sam and the rest of the leadership team to build on ProPetro’s strong foundation and help advance ProPetro’s next chapter of success.” About ProPetro ProPetro Holding Corp. is a Midland, Texas-based provider of premium completion and power services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com. Forward-Looking Statements Except for historical information contained herein, the statements and information in this news release above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident," “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” "continue," and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our EXHIBIT 99.1 forward-looking statements include, among other matters, statements about industry trends and activity levels, our business strategy, projected financial results and future financial performance, expected capital expenditures, the impact of such expenditures on our performance and capital programs. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include, but are not limited to, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contact: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 EXHIBIT 99.1